As filed with the Securities and Exchange Commission on July 31, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

THE CENTRAL AND EASTERN EUROPE FUND, INC.

(Exact name of registrant as specified in its charter)

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Maryland	811-06041	13-3556099
(State or other Jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 250-2500

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 4, 2018, the Board of Directors of the Registrant approved (1) Amended and Restated Bylaws of the Registrant, effective May 4, 2018; and (2) Articles of Restatement of the Registrant’s charter, which became effective on May 7, 2018. The Amended and Restated Bylaws are filed as Exhibit 99.1 to this Report on Form 8-K. The Articles of Restatement are filed as Exhibit 99.2 to this Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Number	Description
99.1	Registrant’s Amended and Restated Bylaws as of May 4, 2018
99.2	Registrant’s Articles of Restatement as filed with the State Department of Assessments and Taxation of the State of Maryland on May 7, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2018                                                                                                           The Central and Eastern Europe Fund, Inc.

/s/John Millettte

Name: John Millette
Title: Secretary

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